Exhibit 99.1

Highpower International Files Definitive Proxy Statement for Special Meeting to be held on October 29, 2019 News provided by Highpower International, Inc.

SHENZHEN, China, Sept. 30, 2019 /PRNewswire/ -- Highpower International, Inc. (NASDAQ: HPJ) ("Highpower" or the "Company"), a developer, manufacturer, and marketer of lithium ion and nickel-metal hydride (Ni-MH) rechargeable batteries, battery management systems, and a provider of battery recycling, today announced that it has filed definitive proxy materials with the U.S. Securities and Exchange Commission in connection with the Company's pending acquisition by HPJ Parent Limited ("Parent"), an exempted company with limited liability incorporated under the laws of the Cayman Islands and formed for the benefit of a consortium consisting of Mr. Dang Yu (George) Pan, the Company's Chairman and Chief Executive Officer and a stockholder of the Company, Mr. Wen Liang Li, a director and stockholder of the Company, Mr. Wen Wei Ma, a stockholder of the Company, and Essence International Capital Limited, a company incorporated in Hong Kong, through a merger of the Company with a wholly-owned subsidiary of Parent (the "Merger"). Highpower will commence mailing the proxy statement to its stockholders on or about October 2, 2019.

The Highpower Special Meeting of Stockholders is scheduled to take place on October 29, 2019 at 10:00 a.m. China Standard Time. The meeting will be held at the Company's principal executive offices located at Building A1, 68 Xinxia Street, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People's Republic of China. All stockholders of record of Highpower common stock as of the close of business on September 16, 2019 will be entitled to vote their shares either in person or by proxy at the stockholder meeting.

The Highpower Board of Directors believes this acquisition is in the best interests of the Company and its stockholders, and recommends that stockholders vote "FOR" the approval of the definitive agreement and plan of merger (the "Merger Agreement") and the Merger today.

As previously announced on June 28, 2019, the Merger will result in the Company becoming a privately-held company, and its shares will no longer be listed on the NASDAQ Global Market. The Merger, which is currently expected to close during the fourth quarter, is subject to various closing conditions, including the adoption of the Merger Agreement by Highpower's stockholders and an affirmative vote of at least a majority of all outstanding shares unaffiliated with the consortium.

If Highpower stockholders have any questions or require assistance in voting their shares of Highpower stock, they should call Okapi Partners, LLC, Highpower's proxy solicitor for its special meeting, toll-free at (877) 629-6357 or at (212) 297-0720.

About Highpower International, Inc.

Highpower International was founded in 2001 and produces high-quality Nickel-Metal Hydride (Ni-MH) and lithium-based rechargeable batteries used in a wide range of applications such as E-bikes, energy storage systems, power tools, medical equipment, digital and electronic devices, personal care products, and lighting, etc. Highpower's target customers are Fortune 500 companies and top 10 companies in each vertical segment. With advanced manufacturing facilities located in Shenzhen, Huizhou, and Ganzhou of China, Highpower is committed to clean technology, not only in the products it makes, but also in the processes of production. The majority of Highpower International's products are distributed to worldwide markets. Additional information about the Company can be found at http://www.highpowertech.com and in documents filed with the U.S. Securities and Exchange Commission (the "SEC"), which are available on the SEC's website at http://www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

All statements included in this press release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to factors, risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement, including (but not limited to): (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the inability to consummate the Merger due to the failure to obtain stockholder approval for the adoption of the Merger Agreement (including the affirmative vote of at least a majority of all outstanding Shares unaffiliated with the consortium) or the failure to satisfy other conditions to completion of the proposed transaction, (3) risks related to the disruption of management's attention from the Company's ongoing business operations due to the proposed transaction and (4) the effect of the announcement of the proposed transaction on the Company's relationships with its customers, suppliers and business generally.

The forward-looking statements included in this press release speak only as of the date hereof. Additional discussions of factors affecting the Company's business and prospects are reflected under the caption "Risk Factors" and in other sections of the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2018, and other filings made with the SEC. The Company expressly disclaims any intent or obligation to update any forward-looking statements, whether written or oral, that may be made from time to time by or on behalf of the Company or its subsidiaries, whether as a result of new information, changed circumstances or future events, or for any other reason.

Additional Information about the Proposed Transaction

In connection with the proposed transaction, the Company, on September 27, 2019, filed with the SEC and will furnish to the Company's stockholders a definitive proxy statement and other relevant documents. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The Company's stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the Merger and related matters, without charge, from the SEC's website (http://www.sec.gov). In addition, stockholders will also be able to obtain these documents, without charge, by contacting the Company or Okapi Partners, LLC at the following address and/or telephone number:

Highpower International, Inc.

Building A1, 68 Xinxia Street

Pinghu Town, Longgang District

Shenzhen, Guangdong, 518111

People's Republic of China

Attention: Investor Relations Manager

Telephone: +86 755 8968 7255 / +1-909-214-2482

Okapi Partners, LLC 1212 Avenue of the Americas, 24th Floor New York, New York 10036 + 1 (212) 297-0720 (Main) + 1 (877) 629-6357 (Toll-Free) Email: info@okapipartners.com

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company's stockholders with respect to the Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies is set forth in the proxy statement and other relevant documents filed with the SEC. Additional information regarding the interests of such potential participants is included in the proxy statement and the other relevant documents filed with the SEC.

CONTACT:

Highpower International, Inc.
Sunny Pan
Chief Financial Officer
Tel: +86-755-8968-6521
Email: ir@highpowertech.com

Yuanmei Ma
Investor Relations Manager
Tel: +1-909-214-2482
Email: yuanmei@highpowertech.com

ICR, Inc.
Rose Zu
Tel: +1-646-931-0303
Email: ir@highpowertech.com